Exhibit 99.1 January 2020 Corporate Update NASDAQ: OYSTExhibit 99.1 January 2020 Corporate Update NASDAQ: OYST

Disclaimers and Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current beliefs, expectations and assumptions of Oyster Point Pharma, Inc. (the “Company,” “we” or “our”) regarding the future of its business, its future plans and strategies, clinical results, future financial condition and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, product candidates, planned preclinical studies and clinical trials, results of clinical trials, research and development costs, regulatory approvals, timing and likelihood of success, as well as plans and objectives of management for future operations, are forward-looking statements. The words “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: market conditions, the likelihood of our clinical trials demonstrating safety and efficacy of our product candidates, and other positive results; the timing of initiation of our future clinical trials, and the reporting of data from our current and future trials; our plans relating to the clinical development of our product candidates, including the size, number and disease areas to be evaluated; the size of the market opportunity and prevalence of dry eye disease (DED) for our product candidates; our plans relating to commercializing our product candidates, if approved, including the geographic areas of focus and sales strategy; the success of competing therapies that are or may become available; our estimates of the number of patients in the United States who suffer from DED and the number of patients that will enroll in our clinical trials; the beneficial characteristics, safety, efficacy and therapeutic effects of our product candidates; the timing or likelihood of regulatory filings and approval for our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; our plans relating to the further development and manufacturing of our product candidates, including additional indications for which we may pursue; the expected potential benefits of strategic collaborations with third parties and our ability to attract collaborators with development, regulatory and commercialization expertise; existing regulations and regulatory developments in the United States and other jurisdictions; our plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available; our continued reliance on third parties to conduct additional clinical trials of our product candidates, and for the manufacture of our product candidates for preclinical studies and clinical trials; the accuracy of our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our financial performance; the sufficiency of our existing capital resources to fund our future operating expenses and capital expenditure requirements; our expectations regarding the period during which we will qualify as an emerging growth company under the JOBS Act; our anticipated use of our existing resources and the proceeds from our initial public offering; and other risks described in the “Risk Factors” section included in our public filings that we have made and will make with the Securities and Exchange Commission (SEC). The forward-looking statements in this presentation represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward- looking statements. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. We have filed and will file Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, and other documents with the SEC. You should read these documents for more complete information about us. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. 2 ©2020 Oyster Point Pharma, Inc.: Confidential & ProprietaryDisclaimers and Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current beliefs, expectations and assumptions of Oyster Point Pharma, Inc. (the “Company,” “we” or “our”) regarding the future of its business, its future plans and strategies, clinical results, future financial condition and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, product candidates, planned preclinical studies and clinical trials, results of clinical trials, research and development costs, regulatory approvals, timing and likelihood of success, as well as plans and objectives of management for future operations, are forward-looking statements. The words “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: market conditions, the likelihood of our clinical trials demonstrating safety and efficacy of our product candidates, and other positive results; the timing of initiation of our future clinical trials, and the reporting of data from our current and future trials; our plans relating to the clinical development of our product candidates, including the size, number and disease areas to be evaluated; the size of the market opportunity and prevalence of dry eye disease (DED) for our product candidates; our plans relating to commercializing our product candidates, if approved, including the geographic areas of focus and sales strategy; the success of competing therapies that are or may become available; our estimates of the number of patients in the United States who suffer from DED and the number of patients that will enroll in our clinical trials; the beneficial characteristics, safety, efficacy and therapeutic effects of our product candidates; the timing or likelihood of regulatory filings and approval for our product candidates; our ability to obtain and maintain regulatory approval of our product candidates; our plans relating to the further development and manufacturing of our product candidates, including additional indications for which we may pursue; the expected potential benefits of strategic collaborations with third parties and our ability to attract collaborators with development, regulatory and commercialization expertise; existing regulations and regulatory developments in the United States and other jurisdictions; our plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available; our continued reliance on third parties to conduct additional clinical trials of our product candidates, and for the manufacture of our product candidates for preclinical studies and clinical trials; the accuracy of our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our financial performance; the sufficiency of our existing capital resources to fund our future operating expenses and capital expenditure requirements; our expectations regarding the period during which we will qualify as an emerging growth company under the JOBS Act; our anticipated use of our existing resources and the proceeds from our initial public offering; and other risks described in the “Risk Factors” section included in our public filings that we have made and will make with the Securities and Exchange Commission (SEC). The forward-looking statements in this presentation represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward- looking statements. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. We have filed and will file Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, and other documents with the SEC. You should read these documents for more complete information about us. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. 2 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary

Redefining Dry Eye Treatment with a Nasal Spray Redefining Dry Eye Treatment with a Nasal Spray

Where Others See Challenges, We See Potential Dry Eye Disease Remains Significant Area of Unmet Need Limitations of current treatments: • Mechanisms of action only address inflammation • Slow onset of action • Tolerability and compliance issues Despite these limitations, currently available drugs are blockbusters 4 ©2020 Oyster Point Pharma, Inc.: Confidential & ProprietaryWhere Others See Challenges, We See Potential Dry Eye Disease Remains Significant Area of Unmet Need Limitations of current treatments: • Mechanisms of action only address inflammation • Slow onset of action • Tolerability and compliance issues Despite these limitations, currently available drugs are blockbusters 4 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary

There is No Substitute for Natural Tear Film

A healthy tear film lubricates and protects the eyes from injury and infection, washes away foreign particles, and contributes refractive power for clear vision



Growth factors, such as nerve growth factor (NGF) and epidermal growth factor (EGF), found in natural human tears are critical regulators for corneal wound healing

Natural tears contain a complex mixture of lipids, proteins, mucins, and electrolytes

- Over 1,500 proteins
- 5+ lipid classes
- 20+ mucins
- Contains growth factors and has anti-inflammatory and antimicrobial properties

Klenkler, B., Sheardown, H., & Jones, L. (2007). Growth factors in the tear film: role in tissue maintenance, wound healing, and ocular pathology. The ocular surface, 5(3), 228-239.
Willcox, M. D., Argüeso, P., Georgiev, G. A., Holopainen, J. M., Laurie, G. W., Millar, T. J., ... & Suarez, T. (2017). TFOS DEWS II tear film report. The ocular surface, 15(3), 366-403.

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Loss of Tear Film Leads to Progression of Dry Eye Disease



Healthy Ocular Surface
Tear Film Homeostasis
Loss of Tear Film Homeostasis
Fundamental Characteristic of DED
Cycle of Dry Eye Disease
Leads to Inflammation and Cell Damage
Increased Evaporation
Decreased Tear Volume
Tear Deficiency & Instability
Irritation
Inflammation & Cell Damage
Epithelial Cells
Mucin
Aqueous
Lipid

RESTASIS®, XIIDRA® & other DED pipeline
Product candidates primarily address DED further down disease continuum

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OC-01 Breaks this Cycle to Re-Establish Natural Tear Film Production through its Novel MOA



Healthy Ocular Surface
Tear Film Homeostasis
Epithelial Cells
Mucin
Aqueous
Lipid
Loss of Tear Film Homeostasis
Fundamental Characteristic of DED
Increased Evaporation
Decreased Tear Volume
Cycle of Dry Eye Disease
Leads to Inflammation and Cell Damage
Tear Deficiency & Instability
Irritation
Inflammation & Cell Damage

OC-01 is designed to address the fundamental characteristic of DED by reestablishing natural tear film production to improve the signs and symptoms of DED

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Nasal Delivery is Critical to the Novel MOA

Parasympathetic Nervous System controls tear film homeostasis

The trigeminal nerve provides the pathway for **parasympathetic stimulation** of the Lacrimal Functional Unit (LFU) to promote **complete natural tear film**

The trigeminal nerve is **accessible within the nasal cavity** and can be activated by stimulating **nicotinic acetylcholine receptors** (nAChR)


Meibomian Glands
Lacrimal Glands
Lipids
Aqueous
Mucins
Goblet Cells

34% of basal tear production is due to inhaling air through the nose[1]

[1]Gupta, A., Heigle, T., & Pflugfelder, S. C. (1997). Nasolacrimal stimulation of aqueous tear production. Cornea, 16(6), 645-648.

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Tear Film is Produced by the Lacrimal Functional Unit



Tear Film
Homeostasis
mucins
aqueous
lipid layer

LACRIMAL GLANDS

Produce the **aqueous** which contains proteins, enzymes, antibodies and growth factors that are cytoprotective, anti-inflammatory, and anti-microbial.

MEIBOMIAN GLANDS

Produce the **lipid layer** which reduces evaporation and promotes tear film stability.

GOBLET CELLS

Produce **mucins** which bind water from the aqueous layer and allow for spreading of the aqueous layer over the ocular surface and help stabilize the tear film.

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OC-01 is a Selective Nicotinic Agonist • Preservative-free nasal spray containing the selective nicotinic acetylcholine receptor agonist, varenicline. • Binds to receptors located on the trigeminal nerve readily accessible within anterior portion of the nasal cavity to open ion channels and depolarize the nerve. • Nerve is activated, and lacrimal functional unit is stimulated to produce natural tears. 10 ©2020 Oyster Point Pharma, Inc.: Confidential & ProprietaryOC-01 is a Selective Nicotinic Agonist • Preservative-free nasal spray containing the selective nicotinic acetylcholine receptor agonist, varenicline. • Binds to receptors located on the trigeminal nerve readily accessible within anterior portion of the nasal cavity to open ion channels and depolarize the nerve. • Nerve is activated, and lacrimal functional unit is stimulated to produce natural tears. 10 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary

Mechanism of Action of OC-01 11 ©2020 Oyster Point Pharma, Inc.: Confidential & ProprietaryMechanism of Action of OC-01 11 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary

OC-01 Attributes Deliver Against Unmet Needs in Dry Eye

Affects
34 MILLION ADULTS
of all ages in the U.S. alone[1]
and >**340 million worldwide**[2]

~16 MILLION
have been diagnosed,
but **< 2 million** are currently treated

~7 MILLION PEOPLE
have tried current options

- **Novel mechanism of action** to restore tear homeostasis with **natural tear production**
- **Rapid onset of action** demonstrated in clinical trials to **significantly improve signs and symptoms**
- **Improvement in tear production** demonstrated in the **majority of patients**
- Favorable tolerability - **no burning/stinging, taste or smell**

1. Paulsen AJ, Cruickshanks KJ, Fischer ME, Huang GH, Klein BE, Klein R, Dalton DS. Dry eye in the beaver dam offspring study: prevalence, risk factors, and health-related quality of life. American Journal of Ophthalmology. 2014 Apr;157(4):799-806.
2. Market Scope 2016 Dry Eye Products Report: A Global Market Analysis for 2015 to 2021

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OC-01 Nasal Spray Clinical Development Program

Top-line safety & efficacy data from 84-Day dosing in the MYSTIC Trial

Dry Eye Disease				Neurotrophic Keratitis
ZEN	ONSET 1	MYSTIC	ONSET 2	OLYMPIA
PHASE 1	PHASE 2b	PHASE 2	PHASE 3	PHASE 2
PK Study	28-Day Safety & Efficacy	Long-term 84 Day Safety & Efficacy	28-Day Efficacy & Safety	56-Day Safety & Efficacy
Complete	Complete	Complete	Expected Mid-2020	Expected Start 2H 2020

*Planning OC-01 label expansion for contact lens intolerance and ocular surface preparation for refractive surgeries

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OC-01 Phase 1 Study Design Open-Label, Single-Center, Randomized, 2-way Crossover Study to Evaluate the Relative Bioavailability of Varenicline Administered as OC-01 Nasal Spray Compared to Varenicline Administered Orally 1.2 mg/ml n=11 Varenicline OC-01 Oral Tablet Nasal Spray Randomized 14 Day 1:1 Wash-Out 1.2 mg/ml n=11 Varenicline OC-01 Oral Tablet Nasal Spray 14 ©2020 Oyster Point Pharma, Inc.: Confidential & ProprietaryOC-01 Phase 1 Study Design Open-Label, Single-Center, Randomized, 2-way Crossover Study to Evaluate the Relative Bioavailability of Varenicline Administered as OC-01 Nasal Spray Compared to Varenicline Administered Orally 1.2 mg/ml n=11 Varenicline OC-01 Oral Tablet Nasal Spray Randomized 14 Day 1:1 Wash-Out 1.2 mg/ml n=11 Varenicline OC-01 Oral Tablet Nasal Spray 14 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary

Nasal Spray Provides Low Systemic Exposure Systemic Exposure Mean Plasma Concentration vs. Time Highlights: • Relative bioavailability* is 13 times lower for OC-01 nasal spray as compared to oral varenicline Oral Varenicline • Maximal concentration** was 14 times Nasal Varenicline lower for OC-01 nasal spray as compared to oral varenicline *Systemic exposure as defined by adjusted geometric mean AUC ; 7.46 vs 99.67 h*ng/ml 0-inf Representative volunteer profile **Maximal concentration as defined by adjusted geometric mean C ; (0.32 vs 4.55 ng/ml) max 15 ©2020 Oyster Point Pharma, Inc.: Confidential & ProprietaryNasal Spray Provides Low Systemic Exposure Systemic Exposure Mean Plasma Concentration vs. Time Highlights: • Relative bioavailability* is 13 times lower for OC-01 nasal spray as compared to oral varenicline Oral Varenicline • Maximal concentration** was 14 times Nasal Varenicline lower for OC-01 nasal spray as compared to oral varenicline *Systemic exposure as defined by adjusted geometric mean AUC ; 7.46 vs 99.67 h*ng/ml 0-inf Representative volunteer profile **Maximal concentration as defined by adjusted geometric mean C ; (0.32 vs 4.55 ng/ml) max 15 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary

OC-01 Phase 2b Study Design

Multicenter, Randomized, Controlled, Double-Masked Clinical Trial to Evaluate the Efficacy of OC-01 Nasal Spray on Signs and Symptoms of Dry Eye Disease



Diagnosed Dry Eye Disease
Schirmer's Score ≤10 mm
OSDI ≥23
n=182 Subjects
n=182
Randomized 1:1:1:1
BID
28 Days
n=43
Placebo (Vehicle Control)
n=47
0.12 mg/ml OC-01 Nasal Spray
n=48
0.6 mg/ml OC-01 Nasal Spray
n=44
1.2 mg/ml OC-01 Nasal Spray

Primary (sign) Endpoint:
Schirmer's Score at Week 4

Primary (symptom) Endpoint:
Visual analog eye dryness score (EDS) at Weeks 3 & 4

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©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary

Statistically Significant Improvement in Signs Mean Change from Baseline % Subjects with ≥10mm Change in Schirmer’s Score Day 28 vs. Baseline Schirmer’s Score (mm) Day 28 Primary Endpoint P<0.001 P<0.001 P=0.001 P<0.001 P=0.001 11.4 11.1 54% 10.1 48% 45% 3.7 14% n=43 n=47 n=46 n=40 n=43 n=47 n=46 n=40 *ITT-observed population * ITT-observed population Pearson chi-squared p-value ANCOVA, Least Squares mean Placebo 0.12 mg/ml 0.6 mg/ml 1.2 mg/ml 17 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary Mean Change in Schirmer’s Score (mm) % Subjects with ≥10mm Change in Schirmer’s ScoreStatistically Significant Improvement in Signs Mean Change from Baseline % Subjects with ≥10mm Change in Schirmer’s Score Day 28 vs. Baseline Schirmer’s Score (mm) Day 28 Primary Endpoint P<0.001 P<0.001 P=0.001 P<0.001 P=0.001 11.4 11.1 54% 10.1 48% 45% 3.7 14% n=43 n=47 n=46 n=40 n=43 n=47 n=46 n=40 *ITT-observed population * ITT-observed population Pearson chi-squared p-value ANCOVA, Least Squares mean Placebo 0.12 mg/ml 0.6 mg/ml 1.2 mg/ml 17 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary Mean Change in Schirmer’s Score (mm) % Subjects with ≥10mm Change in Schirmer’s Score

Statistically Significant Improvement in Symptoms

ONSET 1

Mean Change from Baseline in Eye Dryness Score (EDS) – Day 21[1] Controlled Adverse Environment (CAE)

Secondary Symptom Endpoint



n=42
n=44
n=45
n=38
Mean Change in EDS Score (mm)
-4.4
-8.1
-16
-18.4
P=0.006
*P<0.001

Mean Change from Baseline in Eye Dryness Score (EDS) – Day 28[2]

Secondary Symptom Endpoint

Note: The CAE was not used for this measurement.



n=43
n=47
n=46
n=40
Mean Change in EDS Score (mm)
-5.6
-11.4
-19
-15.4
P=0.021
P=0.13

1ANCOVA, Least Squares mean, ITT-observed population, Controlled Adverse Environment (CAE).
2ANCOVA, Least Squares mean, ITT-observed population.
*nominal p-value

■ Placebo ■ 0.12 mg/ml ■ 0.6 mg/ml ■ 1.2 mg/ml

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©2020 Oyster Point Pharma, Inc.; Confidential & Proprietary

Statistically Significant Benefit in Corneal Staining Mean Change in Cornea Staining Score – Day 28 Favors Favors OC-01 Placebo SD=Standard Deviation *OC-01 1.2 mg/ml was not statistically significant, but showed directional benefit favoring total, central, temporal, inferior, and nasal staining as compared to placebo (vehicle). 19 ©2020 Oyster Point Pharma, Inc.: Confidential & ProprietaryStatistically Significant Benefit in Corneal Staining Mean Change in Cornea Staining Score – Day 28 Favors Favors OC-01 Placebo SD=Standard Deviation *OC-01 1.2 mg/ml was not statistically significant, but showed directional benefit favoring total, central, temporal, inferior, and nasal staining as compared to placebo (vehicle). 19 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary

ONSET 1

Safety and Tolerability Profile

Adverse Events Potentially Related to OC-01 Administration
Events in >5% of subjects

Preferred Term	OC-01 (0.12 mg/mL) (n=47)	OC-01 (0.6 mg/mL) (n=48)	OC-01 (1.2 mg/mL) (n=44)	Placebo (n=43)
Sneeze after any instillation	29 (62)	38 (79)	37 (84)	0
Cough after any instillation	4 (9)	6 (13)	11 (25)	0
Throat irritation after any instillation	0	7 (15)	9 (20)	0
Instillation site irritation after any instillation	3 (6)	8 (17)	8 (18)	0
Pharynx dysaesthesia after any instillation	5 (11)	4 (8)	3 (7)	0

All events transient and resolved by the next visit.

All events mild (82%) or moderate (18%) in severity. No severe events.

Unique delivery in an **ocular surface sparing nasal spray** with **no ocular burning/stinging, taste or smell.**

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OC-01 Phase 2 Study Design Single center, randomized, controlled, single-masked clinical trial to evaluate the chronic efficacy of OC-01 nasal spray on signs of dry eye disease Met primary endpoint of Mean Change in n=41 1.2 mg/ml Schirmer’s Score at Day 84 OC-01 Nasal Spray Statistically significant improvements Randomized in Schirmer’s score compared to placebo 1:1:1 n=41 0.6 mg/ml shown as early as 7 days OC-01 Schirmer’s BID for Nasal Spray Sustainable efficacy at 84 days with BID Score ≤10 mm 84 Days dosing regimen at both 0.6 mg/ml and OSDI ≥23 1.2 mg/ml Placebo n=41 (Vehicle Magnitude of tear production consistent Control) with prior studies of OC-01 at 28 Days N=123 21 ©2019 Oyster Point Pharma, Inc.: Confidential & ProprietaryOC-01 Phase 2 Study Design Single center, randomized, controlled, single-masked clinical trial to evaluate the chronic efficacy of OC-01 nasal spray on signs of dry eye disease Met primary endpoint of Mean Change in n=41 1.2 mg/ml Schirmer’s Score at Day 84 OC-01 Nasal Spray Statistically significant improvements Randomized in Schirmer’s score compared to placebo 1:1:1 n=41 0.6 mg/ml shown as early as 7 days OC-01 Schirmer’s BID for Nasal Spray Sustainable efficacy at 84 days with BID Score ≤10 mm 84 Days dosing regimen at both 0.6 mg/ml and OSDI ≥23 1.2 mg/ml Placebo n=41 (Vehicle Magnitude of tear production consistent Control) with prior studies of OC-01 at 28 Days N=123 21 ©2019 Oyster Point Pharma, Inc.: Confidential & Proprietary

MYSTIC

MYSTIC Subject Demographics

			Placebo (n=41)	0.6 mg/ml (n=41)	1.2 mg/ml (n=41)	Total (n=123)
Mean Age at Randomization (years)			55.8	51.4	54.2	53.8
Age Range (min, max)			26, 77	28, 74	28, 74	26, 77
Sex	Male	n (%)	8 (19.5)	9 (22)	6 (14.6)	23 (18.7)
	Female	n (%)	33 (80.5)	32 (78)	35 (85.4)	100 (81.3)
Race	White	n (%)	0	0	0	0
	Black or African American	n (%)	0	0	0	0
	Asian	n (%)	0	0	0	0
	Other	n (%)	41 (100)	41 (100)	41 (100)	123 (100)
Ethnicity	Not Hispanic or Latino	n (%)	0	0	0	0
	Hispanic or Latino	n (%)	41 (100)	41 (100)	41 (100)	123 (100)
Mean Baseline Schirmer's Test (with anesthesia, mm)			5.3	5.5	5.4	5.4

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Study Eye- Primary Endpoint Statistically Significant Improvement In Schirmer’s Score at Day 84 Study Eye Mean Change from Baseline in Schirmer’s Score (mm) LOCF Analysis Observed Analysis p=0.01 p=0.01 P<0.05 P<0.05 12.0 12.0 11.0 11.0 10.8 10.6 10.0 10.0 8.0 8.0 6.2 6.0 6.0 6.0 4.0 4.0 2.0 2.0 0.0 0.0 Day 84 Day 84 Placebo 0.6 mg/ml 1.2 mg/ml Placebo 0.6 mg/ml 1.2 mg/ml n=32 n=35 n=29 n=41 n=41 n=41 Intent To Treat- Observed Intent To Treat-Last Observation Carried Forward * ANCOVA, Least Squares mean * ANCOVA, Least Squares mean 23 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary Mean Change in Schirmer’s Score* (mm)Study Eye- Primary Endpoint Statistically Significant Improvement In Schirmer’s Score at Day 84 Study Eye Mean Change from Baseline in Schirmer’s Score (mm) LOCF Analysis Observed Analysis p=0.01 p=0.01 P<0.05 P<0.05 12.0 12.0 11.0 11.0 10.8 10.6 10.0 10.0 8.0 8.0 6.2 6.0 6.0 6.0 4.0 4.0 2.0 2.0 0.0 0.0 Day 84 Day 84 Placebo 0.6 mg/ml 1.2 mg/ml Placebo 0.6 mg/ml 1.2 mg/ml n=32 n=35 n=29 n=41 n=41 n=41 Intent To Treat- Observed Intent To Treat-Last Observation Carried Forward * ANCOVA, Least Squares mean * ANCOVA, Least Squares mean 23 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary Mean Change in Schirmer’s Score* (mm)

Fellow Eye- Exploratory Statistically Significant Improvement In Schirmer’s Score at Day 84 Fellow Eye Mean Change from Baseline in Schirmer’s Score (mm) LOCF Analysis Observed Analysis p=0.01 11.0 11.0 P<0.05 P<0.05 10.0 p=0.07 8.7 8.7 9.0 9.0 7.9 7.0 7.0 4.8 4.5 5.0 5.0 3.0 3.0 1.0 1.0 Day 84 Day 84 -1.0 -1.0 Placebo 0.6 mg/ml 1.2 mg/ml Placebo 0.6 mg/ml 1.2 mg/ml n=32 n=35 n=29 n=41 n=41 n=41 Intent To Treat- Observed Intent To Treat-Last Observation Carried Forward * ANCOVA, Least Squares mean * ANCOVA, Least Squares mean 24 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary Mean Change in Schirmer’s Score* (mm)Fellow Eye- Exploratory Statistically Significant Improvement In Schirmer’s Score at Day 84 Fellow Eye Mean Change from Baseline in Schirmer’s Score (mm) LOCF Analysis Observed Analysis p=0.01 11.0 11.0 P<0.05 P<0.05 10.0 p=0.07 8.7 8.7 9.0 9.0 7.9 7.0 7.0 4.8 4.5 5.0 5.0 3.0 3.0 1.0 1.0 Day 84 Day 84 -1.0 -1.0 Placebo 0.6 mg/ml 1.2 mg/ml Placebo 0.6 mg/ml 1.2 mg/ml n=32 n=35 n=29 n=41 n=41 n=41 Intent To Treat- Observed Intent To Treat-Last Observation Carried Forward * ANCOVA, Least Squares mean * ANCOVA, Least Squares mean 24 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary Mean Change in Schirmer’s Score* (mm)

MYSTIC

Study Eye Showed Early and Sustained Improvement In Schirmer's Score to Day 84

Study Eye Mean Change from Baseline in Schirmer's Score (mm)



Mean Change in Schirmer's Score* (mm)
13.0
11.0
9.0
7.0
5.0
3.0
1.0
-1.0
6.9
12.3
10.4
7.0
10.3
11.5
6.3
10.5
10.7
6.3
10.6
11.0
n=33 n=35 n=31
Day 7
n=31 n=34 n=31
Day 28
n=31 n=35 n=30
Day 56
n=35 n=29 n=32
Day 84
Placebo
0.6 mg/ml
1.2 mg/ml

Intent To Treat- Observed
* Mean Change from Baseline

Highlights:

- Early Improvement in mean change in Schirmer's score for both groups in the study eye
- Consistent tear film production with twice daily dosing at all visits to Day 84

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Magnitude of Tear Production Consistent with Prior Studies of OC-01 at Day 28 11.5 12.0 12.0 11.4 11.1 10.3 10.0 10.0 8.0 8.0 6.0 6.0 4.0 4.0 2.0 2.0 0.0 0.0 Day 28 Day 28 0.6 mg/ml 1.2 mg/ml 0.6 mg/ml 1.2 mg/ml Intent To Treat- Observed * ANCOVA, Least Squares mean n=46 n=34 n=40 n=31 26 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary Mean Change in Schirmer’s Score* (mm) Mean Change in Schirmer’s Score* (mm)Magnitude of Tear Production Consistent with Prior Studies of OC-01 at Day 28 11.5 12.0 12.0 11.4 11.1 10.3 10.0 10.0 8.0 8.0 6.0 6.0 4.0 4.0 2.0 2.0 0.0 0.0 Day 28 Day 28 0.6 mg/ml 1.2 mg/ml 0.6 mg/ml 1.2 mg/ml Intent To Treat- Observed * ANCOVA, Least Squares mean n=46 n=34 n=40 n=31 26 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary Mean Change in Schirmer’s Score* (mm) Mean Change in Schirmer’s Score* (mm)

MYSTIC

OC-01 Safety and Tolerability Profile

Adverse Events Potentially Related to OC-01 Administration
Events in >1 subjects in any group

Adverse Event (Preferred Term)	OC-01 (0.6 mg/mL) (n=41) n (%)	OC-01 (1.2 mg/mL) (n=41) n (%)	Placebo (vehicle control) (n=41) n (%)
Visual Acuity Reduced	4 (9.8)	1 (2.4)	0
Sneeze after any instillation	2 (4.9)	3 (7.3)	2 (4.9)
Headache	2 (4.9)	2 (4.9)	0
Throat irritation after any instillation	2 (4.9)	0	0
Nosebleed	0	0	2 (4.9)
Nasal Discomfort	1 (2.4)	0	1 (2.4)

All events transient and resolved by the next visit

All drug related events mild

No Serious Adverse Events

OYSTER POINT

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Next: Pivotal Phase 3 Data; Topline Data On Track for Mid-2020 Multicenter, Randomized, Controlled, Double-Masked Clinical Trial to Evaluate the Efficacy and Safety of OC-01 Nasal Spray on Signs and Symptoms of Dry Eye Disease Primary (sign) Endpoint: n=250 1.2 mg/ml • Schirmer’s Score at day 28 OC-01 Nasal Spray Secondary (symptom) Endpoints: Randomized • Visual analog eye dryness score (EDS) 1:1:1 n=250 0.6 mg/ml in CAE at day 28 OC-01 Schirmer’s BID for Nasal Spray • Visual analog eye dryness score (EDS) Score ≤10 mm 28 Days in at day 28 OSDI ≥23 Placebo • Additional Schirmer’s measurements n=250 (Vehicle Control) • Fluorescein corneal staining 28 ©2019 Oyster Point Pharma, Inc.: Confidential & ProprietaryNext: Pivotal Phase 3 Data; Topline Data On Track for Mid-2020 Multicenter, Randomized, Controlled, Double-Masked Clinical Trial to Evaluate the Efficacy and Safety of OC-01 Nasal Spray on Signs and Symptoms of Dry Eye Disease Primary (sign) Endpoint: n=250 1.2 mg/ml • Schirmer’s Score at day 28 OC-01 Nasal Spray Secondary (symptom) Endpoints: Randomized • Visual analog eye dryness score (EDS) 1:1:1 n=250 0.6 mg/ml in CAE at day 28 OC-01 Schirmer’s BID for Nasal Spray • Visual analog eye dryness score (EDS) Score ≤10 mm 28 Days in at day 28 OSDI ≥23 Placebo • Additional Schirmer’s measurements n=250 (Vehicle Control) • Fluorescein corneal staining 28 ©2019 Oyster Point Pharma, Inc.: Confidential & Proprietary

Neurotrophic Keratitis (NK)

Disease	NK is rare, degenerative disease resulting from a loss of corneal sensation, which causes progressive damage to the cornea
Causes	Herpes simplex, varicella zoster (shingles), diabetes, multiple sclerosis, leprosy
Pathophysiology	Corneal hypoesthesia/anesthesia, decreased tearing and blinking. Decreased corneal lubrication and epithelial healing
Treatment	Artificial tears, surgery, topical nerve growth factor (NGF)
Market Size	NK is a rare disease with an estimated prevalence of less than 5/10,000[1]
Unmet need	Treatment with NGF is cumbersome to administer-6 times per day for eight weeks at a cost of >$90K per treatment course

[1]National Organization for Rare Disease (NORD) Accessed from https://rarediseases.org/rare-diseases/neurotrophic-keratitis/

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OYSTER POINT

OLYMPIA

Phase 2b Neurotrophic Keratitis

Multicenter, Randomized, Controlled, Double-Masked Clinical Trial to Evaluate the Efficacy of OC-01 Nasal Spray in Subjects with Neurotrophic Keratitis



Stage 2 (PED)
Stage 3
(corneal ulcer)
N=150
Randomized
1:1:1
BID for
56 Days
n=50
1.2 mg/ml
OC-01
Nasal Spray
n=50
0.6 mg/ml
OC-01
Nasal Spray
n=50
Placebo
(Vehicle
Control)

Primary Endpoint:
Percent of subjects who achieve complete resolution of corneal staining (defined as complete resolution of corneal staining (0 mm lesion and no residual staining) in subjects with Stage 2 (Persistent Epithelial Defect [PED]) and Stage 3 (corneal ulcer) neurotrophic keratitis

Secondary Endpoints:
- Duration of corneal healing (<0.5 mm lesion size)
- Improvement in corneal sensitivity

OYSTER POINT

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Commercialization of OC-01

Planning 1st Launch in the US in Q4 2021
Key commercialization strategies include:

- Specialty sales force of 150 to 200 representatives targeting high volume Ophthalmologists and Optometrists
- Focused direct-to-consumer campaigns to people diagnosed with DED leveraging novel MOA & Nasal Spray
- Selective contracting for broad payer coverage and retail pharmacy distribution

Sales force could also support the commercialization of additional ocular therapies

We will consider potential partnerships for international commercialization

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OYSTER POINT

Strong Global IP Position OC-01 (Varenicline) Nasal Spray OC-01, commercialized compound with patent exclusivity as a nasal spray in ocular surface disease § US license granted for varenicline tartrate by Pfizer § Three US method patents issued: expire 2035 § US formulation patent issued: expires 2035 § US method application pending Global filing initiated § Australia, Brazil, Canada, China, Eurasia (includes Russia), Europe, Hong Kong (via EP), Israel, Japan, Korea, Malaysia, Mexico, Philippines, Singapore, South Africa § Ex-US expiration as early as 2035 32 ©2020 Oyster Point Pharma, Inc.: Confidential & ProprietaryStrong Global IP Position OC-01 (Varenicline) Nasal Spray OC-01, commercialized compound with patent exclusivity as a nasal spray in ocular surface disease § US license granted for varenicline tartrate by Pfizer § Three US method patents issued: expire 2035 § US formulation patent issued: expires 2035 § US method application pending Global filing initiated § Australia, Brazil, Canada, China, Eurasia (includes Russia), Europe, Hong Kong (via EP), Israel, Japan, Korea, Malaysia, Mexico, Philippines, Singapore, South Africa § Ex-US expiration as early as 2035 32 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary

OC-01 Nasal Spray Expected Timeline to Approval NDA Submission - 2H 2020 New Drug Application NDA Approval - 2H 2021 Enrollment Complete- Q3 2018 Enrollment Complete - Q3 2019 Topline Data- Q4 2018 Topline Data - Q4 2019 Enrollment Complete - Q3 2019 Enrollment Complete- 1H 2020 Topline Data (Day 84) - Q1 2020 Topline Data (Day 28)- MID 2020 33 ©2020 Oyster Point Pharma, Inc.: Confidential & ProprietaryOC-01 Nasal Spray Expected Timeline to Approval NDA Submission - 2H 2020 New Drug Application NDA Approval - 2H 2021 Enrollment Complete- Q3 2018 Enrollment Complete - Q3 2019 Topline Data- Q4 2018 Topline Data - Q4 2019 Enrollment Complete - Q3 2019 Enrollment Complete- 1H 2020 Topline Data (Day 84) - Q1 2020 Topline Data (Day 28)- MID 2020 33 ©2020 Oyster Point Pharma, Inc.: Confidential & Proprietary

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